Exhibit 10.9

                           NOTE MODIFICATION AGREEMENT

         THIS NOTE MODIFICATION AGREEMENT (this "AGREEMENT") is entered into as of the 30th day of June, 2002, by and between TELENETICS CORPORATION, a California corporation (the "ISSUER"), and DOLPHIN OFFSHORE PARTNERS, L.P. (the "HOLDER").

                                 R E C I T A L S

         WHEREAS, the Issuer is the maker of that certain 12% Unsecured Promissory Note, dated January 22, 2001, in the principal amount of Three Hundred Twenty-Five Thousand Dollars ($325,000) in favor of the Holder (the "12% NOTE"); and

         WHEREAS, the Issuer is the maker of that certain 10% Subordinated Unsecured Promissory Note Due 2001, dated February 4, 2000, in the principal amount of $250,000 (the "10% NOTE") in favor of the Holder;

         WHEREAS, the 12% Note and the 10% Note (the "NOTES") were modified pursuant to a Modification Agreement dated as of June 29, 2001 between the Issuer and the Holder; and

         WHEREAS, the Issuer and the Holder desire to further amend and then to exchange the Notes as provided herein.

                                A G R E E M E N T

         NOW, THEREFORE, in consideration of the premises and of the mutual agreements set forth below, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. EXTENSION OF MATURITY AND PAYMENT DUE DATES OF NOTES. The Maturity Date of each of the Notes, as defined therein, hereby is extended from July 2, 2002 to July 15, 2002. The due dates of all remaining payments due or to become due under each of the Notes hereby are extended to July 15, 2002.

         2. PARTIAL PAYMENT AND EXCHANGE OF NOTES. On July 15, 2002, the Holder shall deliver to the Issuer for cancellation each of the Notes in exchange for the delivery by the Issuer to the Holder of (a) the sum of Twenty-Five Thousand Dollars ($25,000) plus all accrued and unpaid interest on each of the Notes through July 15, 2002 and (b) a note in the principal amount of Five Hundred Fifty Thousand Dollars ($550,000) in the form attached as EXHIBIT A to this Agreement (the "EXCHANGE NOTE").

         3. INVESTMENT INTENT AND ACCREDITED INVESTOR STATUS. The Holder represents that the Holder is acquiring the Exchange Note for its own account, for investment purposes, and not with a view to or for sale in connection with any distribution thereof. The Holder understands that the Note has not been registered under the Securities Act of 1933, as amended, or registered or qualified under any state securities law in reliance upon specific exemptions therefrom, which exemptions may depend upon, among other things, the bona fide nature of the Holder's investment intent as expressed herein. The Holder also represents that the Holder is an "accredited investor" (as that term is defined in Rule 501 of Regulation D under the Securities Act), and that by reason of its business and financial experience, the Holder has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the investment in the Exchange Note and is able to bear the economic risk of its investment.

         4. OTHER TERMS OF NOTES. Except as specifically modified or amended by the terms hereof, all other terms and conditions of the Notes shall remain in full force and effect.

         5. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California, without regard to choice of law principles. If any one or more of the provisions contained in this Agreement shall for any reason be found by a court of competent jurisdiction to be invalid, illegal or unenforceable in any respect, the parties agree that such court may modify such provision to the extent necessary to make it valid, legal and enforceable. In any event, such provision shall be separable and shall not limit or affect the validity, legality or enforceability of any other provision hereunder.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on or about July 3, 2002, to memorialize an agreement intended by the parties to be effective as of June 30, 2002.

"ISSUER"                                     TELENETICS CORPORATION,
                                             a California corporation

                                             By: /s/ David L. Stone
                                                 -------------------------------
                                                 David L. Stone, President

"HOLDER"                                     DOLPHIN OFFSHORE PARTNERS, L.P.

                                             By: /s/ Peter E. Salas
                                                 -------------------------------
                                                 Peter E. Salas, General Partner

                    EXHIBIT A TO NOTE MODIFICATION AGREEMENT
                    ----------------------------------------

                     Please refer to attached form of note.